UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011
The Dolan Company
(Exact name of registrant as specified in its charter)

Delaware	001-33603	43-2004527

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 317-9420
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 2, 2009, The Dolan Company (the “Company”) acquired an 85% equity interest in DiscoverReady LLC (“DiscoverReady”) and entered into the Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC (the “Operating Agreement”). After closing, DR Holdco LLC (“DR Holdco”) held a 15% noncontrolling interest in DiscoverReady. The individual sellers of DiscoverReady, along with other DiscoverReady employees, own the equity interests of DR Holdco. In accordance with the terms of the Operating Agreement, the Company purchased a 0.3% equity interest in DiscoverReady from DR Holdco in connection with the expiration of the employment agreement of the former chief financial officer of DiscoverReady in April 2010, increasing the Company’s total equity interest to 85.3%, and decreasing the noncontrolling interest of DR Holdco to 14.7%. This equity transfer was reflected in Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of April 30, 2010.
On May 11, 2011, the Company purchased an additional 4.6% equity interest in DiscoverReady from DR Holdco for an aggregate purchase price of $4,982,153.55, increasing the Company’s total equity interest to 90.0% and decreasing the noncontrolling interest of DR Holdco to 10.0%. Concurrent with this transaction, the Company, DR Holdco, and DiscoverReady entered into Amendment No. 2 to the Third Amended and Restated Limited Liability Company Agreement of DiscoverReady (“Amendment No. 2”). Among other changes, Amendment No. 2 adjusts the terms by which DR Holdco can require DiscoverReady to purchase additional equity interests in DiscoverReady from DR Holdco, and the terms by which the Company can require DR Holdco to sell additional equity interests in DiscoverReady to the Company. Amendment No. 2 lengthens the time by one year for these “put” and “call” opportunities. In addition to entering into Amendment No. 2, DiscoverReady amended its employment agreements with its founders James K. Wagner Jr. and Steven R. Harber, who serve as DiscoverReady’s chief executive officer and president, respectively, to extend the terms of their fulltime employment by one year to November 2, 2013.
The foregoing description is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description of Exhibits

10.1
Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of November 2, 2009 (incorporated by reference to Exhibit 10.9 to our Quarterly Report on Form 10-Q filed on November 6, 2009).

10.2
Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of April 30, 2010 (incorporated by reference to Exhibit 10.5 to our Quarterly Report on form 10-Q filed on May 6, 2010).

10.3	Amendment No. 2 to Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of May 11, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLAN MEDIA COMPANY
By:	/s/ Vicki J. Duncomb
	Name:	Vicki J. Duncomb
Its: Vice President and Chief Financial Officer
Dated: May 16, 2011

Exhibit Index

Exhibit
Number	Description of Exhibits	Manner of Filing

10.1	Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of November 2, 2009.	Incorporated by reference.

10.2	Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of April 30, 2010.	Incorporated by reference.

10.3	Amendment No. 2 to Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of May 11, 2011.	Filed herewith.